FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT

         THIS AGREEMENT is entered into as of August 31, 2000 by and among RHEOMETRIC SCIENTIFIC, INC., a corporation organized under the laws of the State of New Jersey ("RSI"), RHEOMETRIC SCIENTIFIC LIMITED, a company organized under the laws of England and Wales ("RSL"), RHEOMETRIC SCIENTIFIC FRANCE SARL, a limited liability company organized under the laws of France ("RSF"), RHEOMETRIC SCIENTIFIC GmbH, a corporation organized under the laws of Germany ("RSG"), and RHEOMETRIC SCIENTIFIC F.E. LTD., a corporation organized under the laws of Japan ("RSLFE") (each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

         Whereas, the Borrowers and PNC entered into a Revolving Credit, Term Loan and Security Agreement dated March 6, 2000 (as same is being and may be further modified or extended, the "Loan Agreement"); and

         Whereas, Borrowers and PNC have agreed to modify the terms of the Loan Agreement as set forth in this First Amendment To Revolving Credit, Term Loan and Security Agreement (the "Agreement") to correct the Term Loan repayment schedule set forth therein.

         Now, therefore, in consideration of PNC's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)   MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

     (A) Section 2.4 of the Loan Agreement be and hereby is deleted, and is replaced with new Section 2.4, to read as follows:

         2.4. Term Loan. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrowers in the sum equal to such Lender's Commitment Percentage of $1,500,000.00. The Term Loan shall be advanced on the Closing Date and shall be, with respect to principal, payable pursuant to the following schedule, subject to acceleration upon the occurrence and during the continuance of an Event of Default under this Agreement or termination of this Agreement:

               ----------------------------------- -----------------------------
                          Payment Date                          Amount
               ----------------------------------- -----------------------------
               ----------------------------------- -----------------------------
               June 6, 2000                        $75,000
               ----------------------------------- -----------------------------
               ----------------------------------- -----------------------------
               September 6, 2000                   $75,000
               ----------------------------------- -----------------------------
               ----------------------------------- -----------------------------
               December 6, 2000                    $75,000
               ----------------------------------- -----------------------------
               ----------------------------------- -----------------------------
               March 6, 2001                       $75,000
               ----------------------------------- -----------------------------
               ----------------------------------- -----------------------------
               April 6, 2001 through  February 6,  $25,000 each month
               2003
               ----------------------------------- -----------------------------
               ----------------------------------- -----------------------------
               March 6, 2003                       $625,000
               ----------------------------------- -----------------------------

         and  shall  be  evidenced  by  one or  more  secured  promissory  notes
         (collectively, the "Term Note") in substantially the form attached hereto as Exhibit 2.4.

     (B) Section 2.14 of the Loan Agreement be and hereby is deleted, and is replaced with new Section 2.14, to read as follows:

         2.14 Letters of Credit. Subject to the terms and conditions hereof, Agent shall issue or cause the issuance of Letters of Credit ("Letters of Credit") on behalf of any Borrower; provided, however, that Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the total of the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving Advances plus (ii) outstanding Letters of Credit to exceed the lesser of (x) the Maximum Revolving Advance Amount or (y) the Formula Amount; and further provided that Agent will not be required to issue or cause to be issued any additional Letter of Credit to the extent that the issuance of any such additional Letter of Credit would cause the total of the face amount of all Letters of Credit to exceed $800,000.00. All disbursements or payments related to Letters of Credit shall be deemed to be Domestic Rate Loans consisting of Revolving Advances and shall bear interest at the Revolving Interest Rate; Letters of Credit that have not been drawn upon shall not bear interest.

     (C) Sections 9.7, 9.8, and 9.9 of the Loan Agreement be and hereby are deleted, and are replaced with new Sections 9.7, 9.8, and 9.9, to read as follows:

         9.7. Annual Financial Statements. Furnish Agent within ninety (90) days after the end of each fiscal year of Borrowers, financial statements of Borrowers on a consolidating and consolidated basis including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon, with respect to the consolidated statements, without qualification by an independent certified public accounting firm selected by Borrowers and reasonably satisfactory to Agent (the "Accountants"), and with respect to the consolidating statements, by the Chief Financial Officer of RSI. The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused the Loan Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 7.6 and 7.11 hereof. In addition, the reports shall be accompanied by a certificate of RSI's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Borrower with respect to such event, and such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 7.6 and 7.11 hereof.

         9.8. Quarterly  Financial  Statements.  Furnish Agent within forty-five
         (45) days after the end of each fiscal quarter, an unaudited balance sheet of Borrowers on a consolidated and consolidating basis and unaudited statements of income and stockholders' equity and cash flow of Borrowers on a consolidated and consolidating basis reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to the business of Borrowers. The reports shall be accompanied by a certificate signed by the Chief Financial Officer of RSI, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrowers with respect to such default and, such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 7.6 and
         7.11 hereof.

         9.9. Monthly Financial Statements. Furnish Agent within thirty (30) days after the end of each month, an unaudited balance sheet of Borrowers on a consolidated and consolidating basis and unaudited statements of income and stockholders' equity and cash flow of Borrowers on a consolidated and consolidating basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to the business of Borrowers. The reports shall be accompanied by a certificate of RSI's Chief Financial Officer, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrowers with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 7.6 and 7.11 hereof.

3) CONSENT AND WAIVER. The Agent and the Lenders hereby consent to RSI's proposed reincorporation merger pursuant to which RSI's state of incorporation will change from New Jersey to Delaware (the "Reincorporation Merger"). Any default that would otherwise be deemed to have occurred under Sections 7.1 and 7.15 of the Loan Agreement as a result of the
     Reincorporation Merger be and is hereby waived, solely for the limited purpose of allowing the Reincorporation Merger to occur.

4)   ACKNOWLEDGMENTS. Borrowers acknowledge and represent that:

     (A) the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

     (B) to the best of their knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the other Loan Documents has occurred;

     (C) all representations and warranties contained herein and in the other Loan Documents are true and correct as of this date, except for any representation or warranty that specifically refers to an earlier date;

     (D) Borrowers have taken all necessary action to authorize the execution and delivery of this Agreement; and

     (E) this Agreement is a modification of an existing obligation and is not a novation.

5) PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

     (A) provide the Bank with a resolution, in form and substance acceptable to the Bank, which approves the modification contemplated hereby.

     (B) provide the Bank with drafts of all documents to be executed (and, promptly after their execution, facsimile and overnight mail copies of executed versions thereof) in connection with the Reincorporation Merger, all to be in form and substance reasonably acceptable to the Bank.

     (C) pay all fees and costs incurred by the Bank in entering into this Agreement and the other documents executed in connection herewith.

6) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

7) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

ATTEST:                                RHEOMETRIC SCIENTIFIC, INC.


By:/s/                                 By:/s/ Joseph Musanti
   ---------------------                  ---------------------------
Name:                                     Name:  JOSEPH MUSANTI
Title:                                    Title: Vice President


ATTEST:                                RHEOMETRIC SCIENTIFIC LIMITED


By:/s/                                 By: /s/ Joseph Musanti
   ---------------------                  ---------------------------
Name:                                     Name:  JOSEPH MUSANTI
Title:                                    Title: Director


WITNESS:                               RHEOMETRIC SCIENTIFIC FRANCE SARL


BY:/s/                                 By:/s/ Joseph Musanti
   ---------------------                  ---------------------------
       Name:                              Name:  JOSEPH MUSANTI
       Title:                             Title: Manager


WITNESS:                               RHEOMETRIC SCIENTIFIC GmbH


BY:/s/                                 By:/s/ Joseph Musanti
   ---------------------                  ---------------------------
       Name:                              Name:  JOSEPH MUSANTI
       Title:                             Title: Under Power of Attorney from
                                          Manfred Herzog, Managing Director


WITNESS:                               RHEOMETRIC SCIENTIFIC F.E. LTD.


BY:/s/                                 By: /s/ Joseph Musanti
   ---------------------                  ---------------------------
       Name:                              Name:  JOSEPH MUSANTI
       Title:                             Title: Chairman and Representative
                                          Director


                                       PNC BANK,  NATIONAL  ASSOCIATION,  as
                                       Lender and as Agent


                                       By:/s/ Michelle Stanley-Nurse
                                          -----------------------------
                                          Name:  MICHELLE STANLEY-NURSE
                                          Title: Vice President